Exhibit 10.16

                                  AMENDMENT #2

                            YAHOO, INC. - E-LOAN INC.

                                LICENSE AGREEMENT

         This Amendment #2 ("Amendment #2") is entered into as of 1999 (the "Effective Date") between Yahoo! Inc., a Delaware corporation ("Yahoo") and E-LOAN Inc., a California corporation ("E-Loan") and amends the License Agreement (the "Agreement") entered into between Yahoo and E-Loan with a Launch Date of March 1, 1999 and subsequently amended in an Amendment entered into by the parties on March 19, 1999 ("Amendment #1").

         For good and valuable consideration, the receipt of which is hereby acknowledged, Yahoo and E-Loan hereby agree to amend the Agreement as follows:

     1. The payment terms described in Section 4.1 of the Agreement are amended to provide for monthly payments in advance instead of quarterly payments in advance. The quarterly payment of $[*] due on December 1, 1999 is replaced with three monthly payments of $[*] due on December 1, 1999, January 1, 2000 and February 1, 2000. During the Subsequent Term, the slotting fee payments will be paid monthly in advance on the first day of each calendar month in twelve equal monthly payments commencing May 1, 2000.

     2. The term of the Agreement described in Section 8.1 of the Agreement is extended for two months. The expiration date will be April 30, 2000 instead of February 29, 2000. The Subsequent Term, as described in Amendment #1, will commence on May 1, 2000 and will continue until April 30, 2001.

     3. Except as expressly amended as set forth herein, the Agreement shall remain in full force and effect in accordance with its terms.

     4. This Amendment has been executed by the duly authorized representatives of the parties, effective as of the date first set forth above.



YAHOO! INC.                          E-LOAN INC.

By: /S/ ELLEN SIMINOFF               By:   /S/ DOUG GALEN
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Name: ELLEN SIMINOFF                 Name: DOUG GALEN
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Title: SVP, CORPORATE DEVELOPMENT    Title: VP BUSINESS DEVELOPMENT
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